SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 14, 2003


                               BCSB BANKCORP, INC.
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               (Exact Name of Registrant as Specified in Charter)



        UNITED STATES                     0-24589               52-2108333
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(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
Incorporation or Organization)          File Number)         Identification No.)



4111 E. JOPPA ROAD, SUITE 300, BALTIMORE, MARYLAND                      21236
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(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (410) 256-5000
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a)  Not applicable.


     (b)  Not applicable.


     (c)  The following exhibit is filed herewith:


          Exhibit 99.1    Press Release dated August 14, 2003


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
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     On August 14, 2003, BCSB Bancorp,  Inc.  issued a press release  announcing its unaudited financial results for the quarter and nine months ended June 30, 2003. A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference.
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BCSB BANKCORP, INC.
                                                --------------------------------
                                                (Registrant)


Date:  August 14, 2003                          By: /s/ Gary C. Loraditch
                                                    ----------------------------
                                                    Gary C. Loraditch
                                                    President
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                                  EXHIBIT INDEX


        EXHIBIT NO.                     DESCRIPTION
        -----------                     -----------

           99.1                         Press Release dated August 14, 2003